UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2018

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
    Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 1, 2018, Independent Bank Group, Inc., a Texas corporation and parent company of Independent Bank (“Independent”), completed the acquisition (the “Merger”) of Integrity Bancshares, Inc., a Texas corporation and parent company of Integrity Bank, SSB, Houston, Texas (“Integrity”), pursuant to that certain previously announced Agreement and Plan of Reorganization, dated November 28, 2017 (the “Reorganization Agreement”). Immediately following the Merger, Integrity Bank was merged with and into Independent Bank, with Independent Bank surviving the Merger.

Under the terms of the Reorganization Agreement, Independent issued 2,072,131 shares of Independent common stock and paid approximately $30 million in cash to the shareholders of Integrity Bancshares as consideration for all of the outstanding securities of Integrity. In addition, Independent paid approximately $900 thousand in cash to certain option holders to cash out unexercised options to purchase shares of Integrity Bancshares common stock.

Independent’s acquisition of Integrity Bancshares does not constitute a business acquisition at the significance level that would require the filing of financial statements as contemplated by Rule 3.05 of Regulation S‑X.

The foregoing description of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the Reorganization Agreement, which is incorporated by reference as Appendix A to Independent’s Registration Statement on Form S-4 (Registration No. 333-222804).

The press release issued by Independent announcing completion of the Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
The following are filed as exhibits to this Current Report on Form 8-K:

2.1
Agreement and Plan of Reorganization, dated as of November 28, 2017, by and between Independent Bank Group, Inc. and Integrity Bancshares, Inc. (incorporated herein by reference to Appendix A to Independent Bank Group, Inc.’s Registration Statement on Form S-4 (Registration No. 333-222804))

99.1	Press Release issued by Independent Bank Group, Inc. dated June 1, 2018, relating to completion of the Merger

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 1, 2018
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board, Chief Executive Officer and President

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